UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-03480

Fidelity Oxford Street Trust
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	April 30, 2014

Item 1. Schedule of Investments

Consolidated Quarterly Holdings Report

for

Fidelity® Series Commodity
Strategy Fund

April 30, 2014

1.899305.104

SCR-S-QTLY-0614

Consolidated Investments April 30, 2014 (Unaudited)

Showing Percentage of Net Assets

Commodity-Linked Notes - 0.5%
	Principal Amount	Value
Deutsche Bank AG London Branch 0% 10/23/14 (b)(e)(f) (Cost $10,000,000)	$ 10,000,000	$ 11,668,798
U.S. Treasury Obligations - 14.1%

U.S. Treasury Bills, yield at date of purchase 0.03% to 0.08% 5/1/14 to 10/9/14 (c)(d) (Cost $339,971,777)	340,000,000	$ 339,972,941
Money Market Funds - 83.8%
	Shares
Fidelity Cash Central Fund, 0.11% (a) (Cost $2,022,006,495)	2,022,006,495	2,022,006,495
TOTAL INVESTMENT PORTFOLIO - 98.4% (Cost $2,371,978,272)		2,373,648,234
NET OTHER ASSETS (LIABILITIES) - 1.6%		37,489,467
NET ASSETS - 100%		$ 2,411,137,701
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Commodity Futures Contracts
772 CBOT Corn Contracts	Jul. 2014	$ 20,033,400	$ 429,091
203 CBOT Soybean Contracts	Jul. 2014	15,354,413	520,591
147 CBOT Soybean Meal Contracts	Jul. 2014	7,257,390	389,606
284 CBOT Soybean Oil Contracts	Jul. 2014	7,175,544	(54,981)
252 CBOT Wheat Contracts	Jul. 2014	9,090,900	568,442
126 CME Lean Hogs Contracts	Jun. 2014	6,205,500	(39,954)
136 CME Live Cattle Contracts	Jun. 2014	7,463,680	50,258
203 COMEX Copper Contracts	Jul. 2014	15,364,563	(19,332)
213 COMEX Gold 100 oz. Contracts	Jun. 2014	27,602,670	(1,150,297)
96 COMEX Silver Contracts	Jul. 2014	9,203,520	(377,362)
139 ICE Brent Crude Contracts	Jun. 2014	14,946,670	93,959
121 ICE Coffee 'C' Contracts	Jul. 2014	9,340,444	236,078
85 KCBT Wheat Contracts	Jul. 2014	3,453,125	317,384
241 LME Aluminum Contracts	Jul. 2014	10,810,356	(354,563)
57 LME Nickel Contracts	Jul. 2014	6,268,518	540,264
Futures Contracts - continued
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Commodity Futures Contracts
103 LME Zinc Contracts	Jul. 2014	$ 5,262,013	$ 48,550
68 NYMEX NY Harbor Ultra Low Sulfur Diesel Contracts	Jul. 2014	8,350,087	7,741
84 NYBOT Cotton No. 2 Contracts	Jul. 2014	3,960,180	137,522
494 NYBOT Sugar No. 11 Contracts	Jul. 2014	9,804,122	74,128
73 NYMEX Gasoline RBOB Contracts	Jul. 2014	8,978,474	29,416
508 NYMEX Natural Gas Contracts	Jun. 2014	24,602,440	1,136,701
207 NYMEX WTI Crude Contracts	Jun. 2014	20,515,770	(358,320)
TOTAL COMMODITY FUTURES CONTRACTS		$ 251,043,779	$ 2,224,922

The face value of futures purchased as a percentage of net assets is 10.4%
Swaps
Total Return Swaps

Each open total return swap is an agreement to receive the total return of the Dow Jones-UBS Commodity Index Total Return and pay a floating rate based on the 3-month US auction rate T-Bill plus a specified spread. Additional information on open total return swaps is as follows:

Counterparty	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	May 2014	$ 55,000,000	$ 1,940,665
Barclays Bank PLC	May 2014	54,000,000	1,154,512
Barclays Bank PLC	May 2014	35,000,000	825,623
Barclays Bank PLC	May 2014	21,000,000	571,108
Barclays Bank PLC	May 2014	21,000,000	642,638
CIBC	May 2014	40,000,000	1,088,308
CIBC	May 2014	30,000,000	974,758
CIBC	May 2014	30,000,000	918,292
CIBC	Jun. 2014	69,000,000	671,503
CIBC	Jun. 2014	45,000,000	456,920
CIBC	Jun. 2014	37,000,000	964,827
CIBC	Jun. 2014	35,500,000	50,288
Citibank NA	May 2014	65,000,000	2,136,126
Citibank NA	May 2014	50,000,000	1,763,734
Citibank NA	Aug. 2014	50,000,000	0
Credit Suisse Intl.	Jun. 2014	86,500,000	2,036,097
Credit Suisse Intl.	Jun. 2014	30,000,000	781,626
Goldman Sachs Bank USA	May 2014	78,000,000	2,386,940
Goldman Sachs Bank USA	Jun. 2014	44,000,000	133,790
Goldman Sachs Bank USA	Jul. 2014	20,500,000	(53,269)
Swaps - continued
Total Return Swaps - continued
Counterparty	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	May 2014	$ 32,000,000	$ 754,706
JPMorgan Chase Bank, NA	Jun. 2014	82,000,000	433,446
JPMorgan Chase Bank, NA	Jun. 2014	71,000,000	1,582,855
JPMorgan Chase Bank, NA	Jun. 2014	63,000,000	808,399
JPMorgan Chase Bank, NA	Jun. 2014	50,000,000	507,299
Merrill Lynch Intl.	May 2014	70,000,000	2,137,967
Merrill Lynch Intl.	May 2014	30,000,000	986,135
Merrill Lynch Intl.	Jun. 2014	70,000,000	409,334
Morgan Stanley Capital Group, Inc.	Jun. 2014	88,000,000	621,619
Morgan Stanley Capital Group, Inc.	Jun. 2014	50,000,000	1,114,864
Morgan Stanley Capital Group, Inc.	Jun. 2014	50,000,000	1,114,865
Societe Generale	May 2014	52,000,000	1,167,173
Societe Generale	May 2014	35,000,000	1,150,759
Societe Generale	Jun. 2014	60,000,000	351,186
Societe Generale	Jun. 2014	56,000,000	719,084
Societe Generale	Jul. 2014	52,000,000	(7,390)
Societe Generale	Jul. 2014	15,000,000	0
UBS, AG	May 2014	56,000,000	1,522,956
UBS, AG	May 2014	52,500,000	1,705,322
UBS, AG	Jun. 2014	64,500,000	186,085
UBS, AG	Jun. 2014	55,000,000	1,433,795
UBS, AG	Jun. 2014	40,000,000	389,047
TOTAL RETURN SWAPS			$ 38,533,992
Legend

(a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $11,668,798 or 0.5% of net assets.

(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $13,554,739.
(d) Security or a portion of the security has been segregated as collateral for open bi-lateral over-the-counter (OTC) swaps. At period end, the value of securities pledged amounted to $108,482,238.
(e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(f) Security is indexed to the Dow Jones-UBS Commodity Index Total Return, multiplied by 3. Securities do not guarantee any return of principal at maturity but instead, will pay at maturity or upon exchange, an amount based on the closing value of the Dow Jones-UBS Commodity Index Total Return. Although these instruments are primarily debt obligations, they indirectly provide exposure to changes in the value of the underlying commodities. Holders of the security have the right to exchange these notes at any time.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4,673,533
Consolidated Subsidiary
	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Series Commodity Return Cayman Ltd.	$ 1,297,606,055	$ 149,999,987	$ 1,150,000,095	$ -	$ 421,577,893
Other Information

The following is a summary of the inputs used, as of April 30, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section at the end of this listing.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
U.S. Government and Government Agency Obligations	$ 339,972,941	$ -	$ 339,972,941	$ -
Commodity-Linked Notes	11,668,798	-	11,668,798	-
Money Market Funds	2,022,006,495	2,022,006,495	-	-
Total Investments in Securities:	$ 2,373,648,234	$ 2,022,006,495	$ 351,641,739	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 4,579,731	$ 4,579,731	$ -	$ -
Swaps	38,594,651	-	38,594,651	-
Total Assets	$ 43,174,382	$ 4,579,731	$ 38,594,651	$ -
Liabilities
Futures Contracts	$ (2,354,809)	$ (2,354,809)	$ -	$ -
Swaps	(60,659)	-	(60,659)	-
Total Liabilities	$ (2,415,468)	$ (2,354,809)	$ (60,659)	$ -
Total Derivative Instruments:	$ 40,758,914	$ 2,224,922	$ 38,533,992	$ -
Income Tax Information

At April 30, 2014, the cost of investment securities for income tax purposes, on an unconsolidated basis, was $4,762,514,723. Net unrealized depreciation aggregated $2,348,363,886, of which $1,668,798 related to appreciated investment securities and $2,350,032,684 related to depreciated investment securities.

Consolidated Subsidiary

The Fund invests in certain commodity-related instruments through Fidelity Series Commodity Return Cayman Ltd., a wholly owned subsidiary (the "Subsidiary"). As of April 30, 2014, the Fund held an investment of $421,577,893 in the Subsidiary, representing 17.5% of the Fund's net assets. The Quarterly Holdings report is consolidated and includes the holdings of the Fund and the Subsidiary.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices.

For commodity-linked notes, pricing vendors generally consider the movement of an underlying commodity index as well as other terms of the contract including the leverage factor and any fee and/or interest components of the note. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as movements in the underlying index, interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price or official closing price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Derivative Instruments

Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts, including futures contracts and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund primarily used derivatives to increase returns, to gain exposure to certain types of assets, and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:
Commodity Risk - Commodity Risk is the risk that the value of a commodity will fluctuate as a result of changes in market prices.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, such as bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. Upon entering into a swap, the Fund is required to post an initial collateral amount (referred to as Independent Amount), as defined in the ISDA Master Agreement. The Fund is required to post additional collateral for the benefit of counterparties to meet the counterparty's unrealized appreciation on outstanding swap contracts and any such posted collateral is identified on the Consolidated Schedule of Investments. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures may be mitigated by the protection provided by the exchange's clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date. The Fund used futures contracts to manage its exposure to the commodities market.

Open futures contracts at period end are presented in the Consolidated Schedule of Investments under the caption Futures Contracts. The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Consolidated Schedule of Investments.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Total Return Swaps: Total return swaps are agreements between counterparties to exchange cash flows, one based on a market-linked return of an individual asset or a basket of assets (i.e., an index), and the other on a fixed or floating rate. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting payment obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund entered into total return swaps to manage its commodities market.

Open swaps at period end are included in the Consolidated Schedule of Investments under the caption Swaps.

For additional information on the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

Quarterly Report

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.

Quarterly Report

Item 2. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the Fidelity Oxford Street Trust's (the "Trust") disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the Trust's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 3. Exhibits

Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Oxford Street Trust

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	June 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	June 27, 2014
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	June 27, 2014